BUTLER NATIONAL CORPORATION
19920 W. 161st Street
Olathe, Kansas 66062

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 18, 2012

To the Shareholders of Butler National Corporation:

Notice is hereby given that the 2012 Annual Meeting of Shareholders of Butler National Corporation (the "Company") will be held at the Holiday Inn, 101 W. 151st Street, Olathe, Kansas, on Tuesday, November 13, 2012, at 11:00 a.m., for the following purposes:

1.	To elect two (2) directors to serve office for the term of three (3) years or until a successor is elected and qualified.

2.	To ratify the selection of Weaver Martin & Samyn, LLC as auditors for the fiscal year ending April 30, 2013.

3.	Advisory vote on executive compensation.

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on September 17, 2012, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors, CHRISTOPHER J. REEDY, Secretary
Olathe, Kansas
September 18, 2012

YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELPHONE NUMBER OR OVER THE INTERNET.  IF YOU RECEIVED A PAPER COPY OF A PROXY CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.  SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

BUTLER NATIONAL CORPORATION
19920 W. 161st Street
Olathe, Kansas 66062

PROXY STATEMENT

Important notice regarding the availability of proxy materials.  The proxy statement and proxy card are available to view or download at www.proxyvote.com.

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each shareholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all shareholders. On September 26, 2012, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record as of September 17, 2012, and we posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials at www.proxyvote.com or may request a printed set of our proxy materials. In addition, the
Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Proxy Voting:
Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card provided with the print materials.  Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be delivered in person to the annual meeting by 11:59 p.m., Eastern Daylight Time on Monday, November 12, 2012.

How do I vote by proxy?
Most shareholders can vote by proxy in three ways:

• By Internet—You can vote via the Internet by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website;

• By Telephone—In the United States and Canada you can vote by telephone by following the instructions in the Notice or by calling 1-800-690-6903 (toll-free) and following the instructions; or

• By Mail—You can vote by mail by requesting a full packet of proxy materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

Please see the Notice or the information your bank, broker, or other holder of record provided you for more information on these options.

If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate on your proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

Can I change or revoke my vote after I return my proxy card?
Yes. You can change or revoke your proxy by Internet, telephone, or mail prior to 11:59 p.m., Eastern Daylight Time, on Monday, November 12, 2012, or by attending the annual meeting and voting in person.

Can I vote in person at the annual meeting instead of voting by proxy?
Yes. However, we encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting.

GENERAL

This proxy statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on Tuesday, November 13, 2012, at 11:00 a.m., or any adjournment or adjournments thereof.  The cost of this solicitation will be borne by us, Butler National Corporation (the "Company").  In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, facsimile, telegraph, email, or in person.  We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted.  The mailing of this proxy statement to our shareholders commenced on or about September 19, 2012.  Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

We have outstanding only one class of Common Stock, par value $0.01 per share ("Common Stock").  As of the record date, 58,146,314 shares were issued, of which 58,146,314 shares are outstanding and entitled to vote at the Annual Meeting.  Each share is entitled to one vote.  Shareholders may not cumulate votes in the election of directors.  Only shareholders of record at the close of business on September 17, 2012, will be entitled to vote at the meeting.  The presence in person or by proxy of the holders of 35% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.  The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

VOTING

Our Bylaws require that 35% of the votes of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.  Provided a quorum is present, the affirmative vote of a plurality of the votes cast by the holders of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and for the approval of the actions described herein.  Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal.  Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal.  Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld.  Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

SHAREHOLDER PROPOSALS

The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The Butler National Corporation 2013 Annual Meeting of Shareholders is expected to be held on or about October 30, 2013, and proxy materials in connection with that meeting are expected to be mailed on or about September 13, 2013.  Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before May 28, 2013.

Shareholder Communications to the Board.  Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including non-employee directors as a group, by the following means:

Mail:       Butler National Corporation
19920 W. 161st Street
Olathe, KS 66062
Attn:  Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of communication.  The Company will initially receive and process communications before forwarding them to the addressee.  The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, with respect to our Common Stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of our voting securities as of September 17, 2012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Clark D. Stewart 19920 West 161st Street Olathe, Kansas 66062 R. Warren Wagoner 19920 West 161st Street Olathe, Kansas 66062	5,054,319(2) 4,328,278(3)	8.7% 7.5%

(1)
Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power.  The beneficial ownership includes the shares held in the Butler National 401(k) Profit Sharing Plan for the benefit of the individual.

(2)
Includes 1,855,464 shares which may be acquired by Mr. Stewart pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(3)
Includes 390,000 shares which may be acquired by Mr. Wagoner pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

The following table sets forth as of September 17, 2012, with respect to the Company common stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of the Company, and (ii) total shares beneficially owned by directors and officers as a group, as of September 17, 2012.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
David B. Hayden	1,732,225	(4)	3.0%
Christopher J. Reedy	1,145,428	(5)	2.0%
Clark D. Stewart	5,054,319	(2)	8.7%
R. Warren Wagoner	4,328,278	(3)	7.5%
Angela D. Shinabargar	752,113	(6)	1.3%
Bradley K. Hoffman	375,000	(7)	0.6%
Michael J. Tamburelli	375,000	(8)	0.6%
All Directors and Executive Officers as a Group (7 persons)	13,762,363	(9)	23.8%
(1)	Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
(2)
Includes 1,855,464 shares, which may be acquired by Mr. pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(3)
Includes 390,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(4)
Includes 375,000 shares, which may be acquired by Mr. Hayden pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(5)
Includes 390,000 shares, which may be acquired by Mr. Reedy pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(6)
Includes 390,000 shares, which may be acquired by Ms. Shinabargar pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(7)
Includes 375,000 shares, which may be acquired by Mr. Hoffman pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(8)
Includes 375,000 shares, which may be acquired by Mr. Tamburelli pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

(9)
Includes 4,150,464 shares for all directors and executive officers as a group, which may be pursuant to the exercise of stock options which are exercisable subject to all the terms and provisions of the company's non-qualified employee stock option plans ("Plans"), and the terms of such Plans are incorporated herein by reference which are further described in this proxy statement under the section titled “Option Grants, Exercises and Holdings”.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
The names and ages of the directors, their principal occupations for at least the past five years are set forth below based on information furnished to us by the directors.

Name of Director, Age and Term	Served Since	Principal Occupation for Last Five Years and Other Directorships
Clark D. Stewart (72) Up for re-election for fiscal year end 2012	1989	President of the Company from September 1, 1989 to present.
R. Warren Wagoner (60) Up for re-election for fiscal year end 2012	1986	Chairman of the Board of Directors of the Company since August 30, 1989.
David B. Hayden (66) Up for re-election for fiscal year end 2014	1996	Co-owner and President of Kings Avionics, Inc. since 1974 prior to its acquisition in 2010. Director since 1996.
Michael J. Tamburelli (49) Up for re-election for fiscal year end 2014	2010

General Manager of the Isle of Capri Kansas City, Missouri 2004-2008, General Manager Boot Hill Casino & Resort 2009-2010, General Manager of Cherokee National Casino, West Siloam Springs, Oklahoma 2010-2011, General Manager Presque Isle Downs, Erie, Pennsylvania since 2012.  Director since May 1, 2010.

Bradley K. Hoffman (38) Up for re-election for fiscal year end 2013	2010	Regional Manager of ISG Technology, Inc. in Kansas City, Kansas since 2005. Director since June 9, 2010.

Mr. Clark D. Stewart and Mr. R. Warren Wagoner are currently Class III Directors and are up for re-election.  The upcoming term of office for Class III Directors is until fiscal year end 2015.

During the fiscal year ended April 30, 2012, the Board of Directors met five times.  Each director attended 100% of the board of directors with the exception of one meeting.  All Directors are expected to attend all meetings of the Board of Directors and the Annual Shareholders meeting.  Each non-officer director is entitled to a quarterly director's fee for meetings of the Board of Directors.  Officer-directors are not entitled to receive fees for attendance at meetings.  Fees of $20,000 were paid to Michael Tamburelli, David Hayden, and Bradley Hoffman in fiscal 2012.  Fees of $10,000 were paid to Michael Tamburelli, David Hayden, and Bradley Hoffman in fiscal 2011.  No fees were paid in fiscal 2010.  The Board of Directors has an Audit Committee, and a Compensation Committee, but no Nominating Committee.  The Board of Directors believes that the responsibilities of a Nominating Committee can be handled as a function of the Board of Directors as a whole.  During fiscal 2012, the Audit Committee consisted of David Hayden, Bradley Hoffman and Tad McMahon.  Its function is to assist the Board in the review of our financial performance and operations.  The Audit Committee met five times during the fiscal year ended April 30, 2012 and all members of the Audit Committee attended the meetings.  The Audit Committee has a written charter that was filed with the Securities and Exchange Commission on December 26, 2001 as Exhibit C to our Form DEF 14A - Definitive Proxy.

During fiscal 2012, the Compensation Committee consisted of the Board of Directors.  Its function is to assist the President in periodic reviews of the performance of management, which in turn leads to salary review and recommendations for salary adjustment. The Compensation Committee met two times during the fiscal year ended April 30, 2012 and all members attended the meeting.

EXECUTIVE OFFICERS: The executive officers of the Company are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of stockholders and at special meetings held during the year.  The executive officers are as follows:
Name	Age	Position
R. Warren Wagoner	60	Chairman of the Board of Directors
Clark D. Stewart	72	President and Chief Executive Officer
Christopher J. Reedy	46	Vice President and Secretary
Angela D. Shinabargar	48	Chief Financial Officer

R. Warren Wagoner was General Manager, Am-Tech Metal Fabrications, Inc. from 1982 to 1987.  From 1987 to 1989, Mr. Wagoner was President of Stelco, Inc.  Mr. Wagoner was Sales Manager for Yamazen Machine Tool, Inc. from March 1992 to March 1994.  Mr. Wagoner was President of the Company from July 26, 1989, to September 1, 1989.  He became Chairman of the Board of the Company on August 30, 1989.

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation.  In 1980, Mr. Stewart became President of Tradewind Systems, Inc.  He became President of the Company in September 1989.

Christopher J. Reedy worked for Colantuono & Associates, LLC from 1997 to 2000 in the area of aviation, general business and employment counseling, and from 1995 to 1997 with the Polsinelli, White firm.  He was involved in aviation product development and sales with Bendix/King, a division of Allied Signal, Inc. from 1988 through 1993.  Mr. Reedy joined the Company in November 2000 as Vice President and became Secretary of the Company in 2005.

Angela D. Shinabargar was the controller of A&M products, a subsidiary of First Brands Corporation from 1995 to 1998.  From 1998 to 2000 Ms. Shinabargar was a Senior Business Systems Analyst for Black & Veatch of Kansas.  Ms. Shinabargar was the CFO of Peerless Products, Inc. a manufacturer of customized windows from 2000 to 2001.  Ms. Shinabargar joined the Company as Chief Financial Officer in October 2001.

Material Definitive Agreements With Related-Parties

On September 27, 2010, Butler National Corporation (the "Corporation") entered into a Stock Purchase Agreement (the "Agreement") with Gary Morris and David Hayden (collectively, the "Sellers").  Pursuant to the terms of the Agreement, the Corporation purchased from the Sellers all of the issued and outstanding shares of capital stock of Kings Avionics, Inc. ("Kings"), a full service avionics repair company, for a total purchase price of $540,000 payable over two years.  The Corporation also guaranteed the secured bank debt of Kings in the amount of $630,324.

As part of the Agreement, the Sellers agreed to provide transition services and technical assistance through August 31, 2012.  In conjunction with the execution of the Agreement, the Corporation and Sellers entered into customary Confidentiality and Non-Compete Agreements that bind Sellers until two years after the transition period (through August 31, 2014).

Mr. Hayden is a director of the Corporation.  Mr. Hayden was a co-owner and President of Kings.  Kings owns 131,956 shares of the Corporation's stock.  Due to the related party nature of the transaction, the Corporation followed the review and approval process as outlined in the Corporation's Policies and Procedures manual.  The Agreement and transaction contemplated thereby was unanimously approved by the Corporation's Board of Directors (with Mr. Hayden abstaining), including the Corporation's independent directors, Mr. Tamburelli and Mr. Hoffman.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 28, 2010 which is incorporated herein by reference.

Directorships Held within the Past Five Years:

Current Directorships:

Name	Company	Date(s) of Directorship
Clark D. Stewart	Butler National Corporation	Since 1989
R. Warren Wagoner	Butler National Corporation	Since 1986
David B. Hayden	Butler National Corporation	Since 1996
Michael J. Tamburelli	Butler National Corporation	Since June 9, 2010
Bradley K. Hoffman	Butler National Corporation	Since May 1, 2010

Past Directorships:
Clark D. Stewart	None
R. Warren Wagoner	None
David B. Hayden	None
Michael J. Tamburelli	None
Bradley K. Hoffman	None

Legal Proceedings Involving a Director or Executive Officer

During the past ten years no director or officer has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding, exclusive of traffic violations.

No petitions under the Federal bankruptcy laws have been filed by or against any business or property of any director or officer of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director or officer has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director or officer been convicted of violating a federal or state securities or commodities law.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16(a)-3(e) during the most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to the most recent fiscal year, the Company believes that no person who at any time during the fiscal year was a director, officer, beneficial owner of more than 10% of any class of equity securities registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

Code of Ethics

The Company has adopted a code of ethics for our executive and senior financial officers, violations of which are required to be reported to the audit committee.  The Company will furnish a copy without charge upon written request to the Company at 19920 West 161st Street, Olathe, Kansas 66062, Attn:  Secretary or a copy is available on our website at www.butlernational.com/codeofethics.pdf.

COMPENSATION DISCUSSION AND ANALYSIS:

Our compensation programs are designed to support our business goals and promote both short-term and long-term growth. This section of the proxy statement explains how our compensation programs are designed and operate in practice with respect to our listed officers. Our listed officers are the CEO, CFO, Vice President, and Chairman of the Board.  There are only four executive officers of Butler National Corporation. The "Executive Compensation" section presents compensation earned by the listed officers for fiscal years ending April 30, 2012, 2011 and 2010.

The Compensation Committee of the Board of Directors determines the compensation for Butler National executive officers. Our executive officers have the broadest job responsibilities and policy-making authority in the company. The Committee reviews and determines all components of executive officer compensation, including making individual compensation decisions and reviewing and revising the executive officer compensation plans, programs, and guidelines as appropriate. The Committee also consults with management regarding non-executive employee compensation programs.

Our Compensation Philosophy

The core element of our overall compensation philosophy is the alignment of pay and performance. Total compensation varies with individual performance and Butler National's performance in achieving financial and non-financial objectives.  Our equity plans are designed to ensure that executive compensation is aligned with the long-term interests of our stockholders. The Committee and our management believe that compensation should help to recruit, retain, and motivate the employees that the company will depend on for current and future success. The Committee and our management also believe that the proportion of "at risk" compensation (variable cash compensation and equity) should rise as an employee's level of responsibility increases. This philosophy is reflected in the following key design priorities that govern compensation decisions:

-	pay for performance
-	employee recruitment, retention, and motivation
-	cost management
-	egalitarian treatment of employees
-	alignment with stockholders' interests
-	continued focus on corporate governance

Each element of compensation reflects one or more of these design priorities.  In most cases, our employees, including executive officers, are employed at will, without employment agreements, severance payment arrangements (except as required by local law), or payment arrangements that would be triggered by a "change in control" of Butler National.  Retirement plan programs are broad-based; Butler National does not provide special retirement plans or benefits solely for executive officers.

Total compensation for the majority of our employees including executive officers, includes two or more of the following components:

-	base salary
-	annual and semiannual incentive cash payments
-	equity grants (no grants since fiscal 2003)
-	employee stock purchase plan
-	retirement benefits
-	health and welfare benefits

The Compensation Committee and management continue to believe that a similar method of compensating all employees with cash, equity and retirement benefits supports a culture of fairness, collaboration, and egalitarianism.

Determining Executive Compensation

The Committee reviews and determines the compensation for Butler executive officers.  The Committee process for determining compensation includes a review of Butler executive compensation and practices, and an analysis, for each Butler executive officer, of all elements of compensation.  The Committee compares these compensation components separately and in total to compensation in the industry and each geographic location.  In determining base salary the Committee reviews company and individual performance information.

Base Salary

The Committee establishes executive officers' base salaries at levels that it believes are reasonable for comparable positions.  When the Committee determines the executive officers' base salaries during the first quarter of the year, the Committee takes into account each officer's role and level of responsibility at the company.  In general, executive officers with the highest level and amount of responsibility have received the highest base salaries.  In February 2012, the Committee increased base salaries for the listed officers based on the Committee's review of the officers' current performance and expected future contributions.

PAY COMPONENT	BRIEF DESCRIPTION
Base Salary	Described in detail in separate paragraph above titled Base Salary.
Annual and Semiannual Incentive Cash Payments	Paid as discretionary cash bonuses to individual employees for outstanding performance of a task.
Equity Grants/Option Awards	Option Awards are granted by the Compensation Committee to align management objective toward improved earnings and retention of the management team.
Employee Stock Purchase Plan
Any employee may purchase the Company stock at the fair market value at the date of purchase without broker or issue fees.  The stock is restricted and not considered a stock reward.  We have the 1981 Employee Stock Purchase plan.  No shares have been purchased under this plan since 1988.

Retirement Benefits
We pay the required federal and state retirement contributions, the required unemployment contributions and match the employee's contribution to their account in the Butler National Corporation 401(k) plan according to the parameters set forth in the plan.

Health and Welfare Benefits	Employees electing to participate in the various insurance plans offered by the Company receive a payment for a share of the health, dental, vision and life insurance costs for the employee.

Material Adverse Effect of Compensation Policies and Procedures

The Compensation Committee regularly reviews the Company's compensation policies and practices, including the risks created by the Company's compensation plans.  In addition, the Company also conducted a review of its compensation plans and related risks to the Company. The Company reviewed its analysis with the Compensation Committee, and the Compensation Committee concluded that the compensation plans reflected the appropriate compensation goals and philosophies.  Based on this review and analysis, the Company has concluded that any risks arising from its employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Performance Measures and Decision-Making Process for Fiscal Year 2012

The Committee set base salaries for executive officers for 2012 in April 2011, with payment beginning in April 2011.

-  The performance measures used by the Committee in determining executive compensation for fiscal year 2012 were:

-  the absolute one-year and multi-year company performance as measured by market share, revenue growth, profit from operations and total shareholder return;

-  one-year and multi-year performance on the same measures as compared with competitors in the comparator group; and

-  Company progress toward its strategic goals.

To make its decisions on executive compensation, the Committee reviewed in detail each of the performance measures above and reviewed compensation market data. The Committee also reviewed the total compensation and benefits of the executive officers and considered the impact that their retirement, or termination under various other scenarios, would have on their compensation and benefits.

The CEO provided the entire board of directors with an assessment of his own performance with respect to the performance measures listed above, which the board considered in its assessment of his performance for fiscal year 2012. The CEO reviewed the performance of the other executive officers (except the Chairman) with the Committee and made recommendations regarding the components of their compensation.

Before making its compensation decisions, the Committee discussed levels of compensation for the Chairman, the CEO and the other executive officers with the full board of directors in an executive session.

Determination of CEO Compensation

In fiscal year 2012, Butler National Corporation reached projected levels of revenue, profit from operations, operating margin and operating cash flow.

With regard to progress toward strategic goals, the Company improved its products and technology positions and strengthened its relationships with customers.

Taking into account Company performance, both absolute and relative to competition and the executive officers contribution to that performance, the Committee set its targeted compensation levels so as to be commensurate with that relative performance. The Committee made the following determinations for fiscal year 2012 with respect to each component of compensation for the CEO and his existing contract and the other executive officers:

Base Salary - In keeping with its strategy, the Committee base salary decisions for fiscal year 2012 were generally intended to provide salaries somewhat lower than the median level of salaries for similarly situated executives of the comparator companies.

Long-Term Compensation - The Committee granted no equity compensation.

Compensation of the Chairman

Because Mr. Wagoner was among the four most highly compensated executive officers in the Company, SEC rules require disclosure of his compensation.  In making the determinations, the Committee considered his role as Chairman, his contribution to the Company performance and strategic direction, and the compensation of employee-chairmen of comparator companies.

Report of the Compensation Committee

The Compensation Committee, which is composed of the Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of the Company's executive officers.  The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Proxy Statement for the 2012 Annual Meeting of Shareholders with management, including our CEO, Clark D. Stewart and our CFO, Angela D. Shinabargar.  Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in the Company's Proxy Statement for the 2012 Annual Meeting of Shareholders.

Compensation Committee

Mr. David B. Hayden	Mr. R. Warren Wagoner
Mr. Clark D. Stewart	Mr. Bradley K. Hoffman
Mr. Michael J. Tamburelli

Executive Compensation

SUMMARY

The following table below sets forth certain compensation information concerning the Chief Executive Officer, Vice President, and our two additional most highly compensated executive officers for the fiscal years ended April 30, 2012, 2011 and 2010.  Our listed officers are the CEO, CFO, Vice President, and Chairman of the Board.  There are only four executive officers of Butler National Corporation. The "Executive Compensation" section presents compensation earned by the listed officers for fiscal years ending April 30, 2012, 2011 and 2010:

Summary Compensation Table

Name and Principal Position	YR	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards and Stock Appreciation Rights ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)(1)	Total ($)(2)
Clark D. Stewart, CEO President and Director (Contract back pay)	12 11 10 10	466,861 443,554 419,391 47,656	158,739 8,904 ---	--- --- ---	--- 174,796 ---	--- --- ---	--- --- ---	39,683 39,469 39,412	665,283 666,723 506,459

R. Warren Wagoner Director - Chairman of the Board	12 11 10	271,520 255,066 248,719	5,165 4,468 ---	--- --- ---	--- 36,740 ---	--- --- ---	--- --- ---	22,685 25,988 24,233	299,370 322,422 272,952

Christopher J. Reedy Vice President and Secretary	12 11 10	218,020 203,827 192,542	26,000 --- ---	--- --- ---	--- 36,740 ---	--- --- ---	--- --- ---	26,780 24,530 22,378	270,800 265,097 214,920

Angela D. Shinabargar Chief Financial Officer	12 11 10	158,983 150,093 133,380	30,000 5,000 10,000	--- --- ---	--- 36,740 ---	--- --- ---	--- --- ---	11,600 9,738 8,916	200,583 201,571 152,296

Name	Year	Airplane and Automobile Usage ($)	Health Benefits ($)	Memberships ($)	Matching Contributions to 401(k) (3) ($)
Clark D. Stewart	2012	7,200	7,028	10,755	14,700
R. Warren Wagoner	2012	---	7,985	---	14,700
Christopher J. Reedy	2012	---	3,832	8,582	14,366
Angela D. Shinabargar	2012	---	463	---	11,137

(1) All Other Compensation includes the amounts in the tables above.

(2)  All benefits are provided for in the tables, summaries, and footnotes above.  We did not participate in any of the following transactions and such items are therefore not reported in table format:  Equity Award Table, Pension Benefit Table, Nonqualified Deferred Compensation Table, and Director Compensation Table.

(3) Includes catch-up contribution made by the employee and matched by the Company.

(4)  The aggregate grant date fair value was computed in accordance with FASB ASC Topic 718 for each of the option tranches for each of the three years of the plan.  The value is calculated by using the fair market value at the date of grant times the probability the receiving individual will be an employee of Butler National at the time the option may be exercised, times the probability that the price of the BUKS stock will reach the trigger price within the option period, times the Black Scholes value factor for the time to the trigger date for each year.

OPTION GRANTS, EXERCISES AND HOLDINGS

No options were granted to any named executive officer in the last fiscal year.

The following table provides information with respect to the named executive officers concerning options exercised and unexercised options held as of the end of the our last fiscal year:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
			Number of Securities Underlying Unexercised Options at FY-End (no.)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Clark D. Stewart, Chief Executive Officer	-	-	0 / 618,488(a) 0 / 618,488(b) 0 / 618,488(c)	0 / 0 0 / 0 0 / 0
R. Warren Wagoner, Director - Chairman of the Board	-	-	0 / 130,000(a) 0 / 130,000(b) 0 / 130,000(c)	0 / 0 0 / 0 0 / 0
Christopher J. Reedy, Vice President and Secretary	-	-	0 / 130,000(a) 0 / 130,000(b) 0 / 130,000(c)	0 / 0 0 / 0 0 / 0
Angela D. Shinabargar, Chief Financial Officer	-	-	0 / 130,000(a) 0 / 130,000(b) 0 / 130,000(c)	0 / 0 0 / 0 0 / 0
David B. Hayden, Director	-	-	0 / 125,000(a) 0 / 125,000(b) 0 / 125,000(c)	0 / 0 0 / 0 0 / 0
Michael J. Tamburelli, Director	-	-	0 / 125,000(a) 0 / 125,000(b) 0 / 125,000(c)	0 / 0 0 / 0 0 / 0
Bradley K. Hoffman, Director	-	-	0 / 125,000(a) 0 / 125,000(b) 0 / 125,000(c)	0 / 0 0 / 0 0 / 0

The unexercised options at April 30, 2012 listed in the table above have an exercise price of $0.49 and will expire on December 31, 2020.  The options were granted under and are expressly subject to all the terms and provisions of the Plans, and the terms of such Plans are incorporated herein by reference.  The terms are included but not limited to the following restrictions:

(a)  In no event may any shares be purchased hereunder until satisfaction, either simultaneously or separately, of both (a) the date being December 31, 2011 or later and (b) the close of the Company's common stock at a market price at or above $0.92 on any date between December 31, 2010 and December 31, 2015.

(b)  In no event may any shares be purchased hereunder until satisfaction, either simultaneously or separately, of both (a) the date being December 31, 2012 or later and (b) the close of the Company's common stock at a market price at or above $1.41 on any date between December 31, 2010 and December 31, 2015.

(c)  In no event may any shares be purchased hereunder until satisfaction, either simultaneously or separately, of both (a) the date being December 31, 2013 or later and (b) the close of the Company's common stock at a market price at or above $1.90 on any date between December 31, 2010 and December 31, 2015.

COMPENSATION OF DIRECTORS

Each non-officer director is entitled to a director's fee for meetings of the Board of Directors which he attends.  Officer-directors are not entitled to receive fees for attendance at meetings.

Fees of $20,000 were paid to Michael Tamburelli, David Hayden, and Bradley Hoffman in fiscal 2012.  Fees of $10,000 were paid to each of the directors in fiscal 2011.

Grant Date Fair Value of Stock Option Awards

The following table summarizes compensation paid to non-employee directors during fiscal year 2011.  We paid $20,000 in cash compensation to Mr. David Hayden, Mr. Michael Tamburelli, and Mr. Bradley Hoffman, our non-employee directors in fiscal year 2012.

Name	Stock Awards
David B. Hayden	0 / 125,000(a) 0 / 125,000(b) 0 / 125,000(c)
Michael J. Tamburelli	0 / 125,000(a) 0 / 125,000(b) 0 / 125,000(c)
Bradley K. Hoffman	0 / 125,000(a) 0 / 125,000(b) 0 / 125,000(c)
The unexercised options at April 30, 2012 listed in the table above have an exercise price of $0.49 and will expire on December 31, 2020.  The options were granted under and are expressly subject to all the terms and provisions of the Plans, and the terms of such Plans are incorporated herein by reference.  The terms are included but not limited to the following restrictions:

(a)  In no event may any shares be purchased hereunder until satisfaction, either simultaneously or separately, of both (a) the date being December 31, 2011 or later and (b) the close of the Company's common stock at a market price at or above $0.92 on any date between December 31, 2010 and December 31, 2015.
(b)  In no event may any shares be purchased hereunder until satisfaction, either simultaneously or separately, of both (a) the date being December 31, 2012 or later and (b) the close of the Company's common stock at a market price at or above $1.41 on any date between December 31, 2010 and December 31, 2015.
(c)  In no event may any shares be purchased hereunder until satisfaction, either simultaneously or separately, of both (a) the date being December 31, 2013 or later and (b) the close of the Company's common stock at a market price at or above $1.90 on any date between December 31, 2010 and December 31, 2015.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

On April 30, 2001, the Company extended the Employment Agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as the President and Chief Executive Officer of the Company.  On February 24, 2009 the Company extended the Employment Agreement with Mr. Stewart with the terms as currently provided including annual increases of 5% through December 31, 2022.  In the event Mr. Stewart is terminated from employment with the Company other than "for cause," Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the Employment Agreement. Mr. Stewart is also granted an automobile allowance of $600 per month which is reported by us as Salary Expense and to Mr. Stewart as Wages.  Under the terms of the Employment Agreement with Mr. Stewart, the Company is obligated to pay company related expenses and salary.  Included in accrued liabilities are $26,638 and $11,542 as of April 30, 2012, and 2011 respectively for amounts owed to our CEO for accrued compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is comprised of Mr. Wagoner, Chairman of the Board, Mr. Stewart, CEO, President and Board member, and Mr. Hayden, Board member, Mr. Tamburelli, Board member and Mr. Hoffman, Board member.  The company does not employ the use of any compensation consultants in determining or recommending the amount or form of executive and director compensation.

In the normal course of business, we purchased modification services and avionics of approximately $0, $1,144, and $88,142 from a company that was partially owned by David Hayden, a director for the Company during fiscal 2012, 2011, and 2010 respectively.

In September 2010 we acquired Kings Avionics, Inc. in support of our "Classic" commercial and military product lines.  As part of the acquisition Mr. Hayden received $90,000 in fiscal 2011 and $135,000 in fiscal 2012.

In the normal course of business we purchased business system components totaling $111,897 in fiscal 2012 and $158,528 in fiscal 2011 from ISG, the employer of Bradley Hoffman.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is comprised of Mr. Wagoner, Chairman of the Board, Mr. Stewart, CEO, President and Board member, and Mr. Hayden, Board member, Mr. Tamburelli, Board member and Mr. Hoffman, Board member.  The company does not employ the use of any compensation consultants in determining or recommending the amount or form of executive and director compensation.  The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of the Company's executive officers.  The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section of this Proxy Statement for the 2012 Annual Meeting of Shareholders with management, including our CEO, Clark D. Stewart and our CFO, Angela D. Shinabargar.  Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in the Company's 2012 Annual Meeting of Shareholders.

Compensation Committee:  Mr. R. Warren Wagoner, Mr. Clark D. Stewart, Mr. David B. Hayden, Mr. Michael J. Tamburelli, and Mr. Bradley K. Hoffman.

Qualifications and Skills of Directors:  The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests.  In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

The Board of Directors identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experience. The Board of Directors seeks directors with strong reputations and experience in areas relevant to the strategy and operations of the Company's businesses, particularly industries and growth segments that the Company serves, such as avionics, aircraft modifications and gaming.  Each of the Company's current Directors has experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development.

The Board of Directors also believes that each of the current Directors has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards, sound judgment, analytical skills, the ability to engage management and each other in a constructive and collaborative fashion, diversity of origin, background, experience, and thought, and the commitment to devote significant time and energy to service on the Board and its Committees.

Diversity as a Factor in Selection of Board Candidates:  The board does not have a formal policy with respect to diversity.  However, the Board believes that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, professions, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of the Company's stockholders.

Board's Role in Risk Oversight and Board Leadership Structure:  The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  Under our corporate governance principles, the Chairman of the Board is responsible for coordinating the Board's activities, including scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate).  The Board believes this leadership structure enhances the Board's oversight of Company management, the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders, and our overall corporate governance.

The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees.  These committees then provide reports to the full board.  The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks.  These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks.  The board and its committees oversee risks associated with their respective areas of responsibility, as summarized above.

AUDIT COMMITTEE REPORT

The current members of the Audit Committee are Mr. David B. Hayden, Mr. Bradley K. Hoffman, and Mr. Tad McMahon.  Mr. Hoffman is an independent member under the Nasdaq listing standards.  The Audit Committee met five times during fiscal year 2012, excluding actions by unanimous written consent.

Each member of the Audit Committee has experience or education in business or financial matters sufficient to provide him or her with a working familiarity with basic finance and accounting matters of the company.

The Audit committee is primarily concerned with the effectiveness of the Company accounting policies and practices, financial reporting and internal controls.  The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of the Company independent auditors, (ii) to review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management response thereto, (iii) to approve all audit and non-audit services, (iv) to review the Company policies and procedures with respect to internal accounting and financial controls and (v) to review any changes in accounting policy.

Audit Committee Financial Expert

The Company's board of directors does not have an "audit committee financial expert," within the meaning of such phrase under applicable regulations of the Securities and Exchange Commission, serving on its audit committee. The board of directors believes that all members of its audit committee are financially literate and experienced in business matters, and that one or more members of the audit committee are capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves, (iii) analyzing and evaluating our financial statements, (iv) understanding our internal controls and procedures for financial reporting; and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert. However, the board of directors believes that there is not any audit committee member who has obtained these attributes through the experience specified in the SEC's definition of "audit committee financial expert." Further, like many small companies, it is difficult for the Company to attract and retain board members who qualify as "audit committee financial experts," and competition for these individuals is significant. The board believes that its current audit committee is able to fulfill its role under SEC regulations despite not having a designated "audit committee financial expert."

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and oversees the entire audit function including the selection of independent registered public accounting firm. Management has the primary responsibility for the consolidated financial statements and the financial reporting process including internal control over financial reporting and the Company’s legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the year ended April 30, 2012 including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the consolidated financial statements, and management’s assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company’s Annual Report on Form 10-K for the year ended April 30, 2012.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the acceptability and quality of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed those disclosures and other matters relating to independence with the auditors.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits of the Company.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. In reliance on the reviews and discussions with management and with the independent registered public accounting firm referred to above and the receipt of an unqualified opinion from Weaver Martin & Samyn, LLC dated July 30, 2012 regarding the audited consolidated financial statements of the Company for the year ended April 30, 2012, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2012 for filing with the Securities and Exchange Commission.

The Audit Committee report is submitted by:

David B. Hayden, Bradley K. Hoffman and Tad McMahon

The foregoing Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission under such Acts.

STOCK PERFORMANCE GRAPH

Our largest business segment is Professional Services.  To provide a representative comparison of our stock performance, the following chart compares the cumulative stockholder return on our Common Stock for the last five years with the cumulative return on the OTCQB Stock Market. The following chart assumes $100 invested April 30, 2007, in the above group.  The total return assumes the reinvestment of dividends.
The peer group consists of companies with similar market capitalization.  The peer group index is made up of the following small cap securities selected by Research Data Group. as peer companies:  Iceweb Inc., Calypso Wireless Inc., Forward Industries, Inc., Interpharm Holdings Inc. and Kraig Biocraft Laboratories, Inc.  Companies replaced in our peer group include Activeworlds and Clinical Data who were acquired by different companies and Hirsch International who merged with another company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fee Type	Fiscal 2012	Fiscal 2011
Audit fees (a)	$108,889	$$91,256
Audit related fees (b)	-	2,640
Tax fees (c)	19,651	20,125
All other fees (d)	-	-
Total	$128,540	$114,021

(a)	Includes fees billed for professional services rendered in connection with the audit of the annual financial statements and for the review of the quarterly financial statements.

(b)
Includes fees billed for professional services rendered in connection with assurance and other activities not explicitly related to the audit of Company financial statements, including the audits of Company employee benefit plans, contract compliance reviews and accounting research.

(c)	Includes fees billed for domestic tax compliance and tax audits, corporate-wide tax planning and executive tax consulting and return preparation.

(d)	Includes fees billed for financial systems design and implementation services.

The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to the Company by its independent auditor.  In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by Weaver Martin & Samyn, LLC for fiscal 2013.  Each year stockholders are asked to affirm the selection of the auditor by a vote requested in the proxy.

The audit committee has approved 100% of the fees listed in the above table.

Financial Information Systems Design and Implementation Fees

We did not receive any services from our auditors relating to financial information systems design and implementation during the fiscal year ended April 30, 2012.

ELECTION OF DIRECTORS
(Item No. 1)

The number of directors constituting our Board of Directors has been fixed at five (5).  The Board is comprised of the following three classes of directors that serve staggered three year terms.  Class I consists of one director to be elected at the 2013 Annual Meeting.  Class II consists of two directors, of which two are to be elected at the 2014 Annual Meeting.  Class III consists of two directors to be elected at the 2012 Annual Meeting.

The Board of Directors has nominated Mr. Clark D. Stewart and Mr. R. Warren Wagoner for Class III directors for election to the Board of Directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. STEWART AND MR. WAGONER FOR ELECTION AS DIRECTORS OF BUTLER NATIONAL CORPORATION.

INDEPENDENT PUBLIC ACCOUNTANTS
(Item No. 2)

We have engaged Weaver Martin & Samyn, LLC to audit our financial statements for the years ended April 30, 2010, 2011, and 2012.  Weaver Martin & Samyn, LLC was able to express an opinion on the financial statements for the years ended April 30, 2010, 2011 and 2012.  Representatives of Weaver Martin & Samyn, LLC are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We selected Weaver Martin & Samyn, LLC to be the independent public accountants for fiscal year 2013 which ends April 30, 2013, and recommend that the appointment of the auditors be ratified by the Shareholders.  Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SHAREHOLDER RATIFICATION OF WEAVER MARTIN & SAMYN, L.L.C. AS OUR INDEPENDENT PUBLIC ACCOUNTANT.

If the appointment of Weaver Martin & Samyn, LLC is not ratified at the meeting, the Audit Committee may consider the selection of another accounting firm.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item No. 3)

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company's executive compensation program.

The Company's goal for its executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company's success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders' long-term interests. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders.

The Compensation Discussion and Analysis describes the Company's executive compensation program and the decisions made by the Compensation Committee in 2012 in more detail.

The Company believes the compensation program for the named executive officers is instrumental in helping the Company achieve its strong financial performance.

The Company requests shareholder approval of the compensation of the Company's named executive officers as disclosed pursuant to the SEC's compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables).

As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Vote Required

Approval of Item No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.  Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting.  If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

Our Annual Report for fiscal year 2012 is enclosed.  The 2012 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2012.

A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.

By Order of the Board of Directors

CHRISTOPHER J. REEDY,
Secretary

BUTLER NATIONAL CORPORATION 19920 WEST 161ST STREET OLATHE, KS 66062-2700
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following action:
1. ELECTION OF DIRECTORS
Nominees:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01 Clark D. Stewart	☐	☐	☐
02 R. Warren Wagoner	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2 and 3:						For	Against	Abstain
2. Ratify the selection of Weaver, Martin & Samyn, L.L.C. as auditors for the fiscal year ending April 30, 2013.						☐	☐	☐
3. Advisory Vote on Executive Compensation.						☐	☐	☐

NOTE: Without limiting the authority granted herein, the above named proxies are expressly authorized to vote in their discretion on all other matters that are properly brought before the annual meeting.

	Yes	No
Please indicate if you plan to attend the meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
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BUTLER NATIONAL CORPORATION
Annual Meeting of Shareholders
November 13, 2012 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Christopher J. Reedy and Clark D. Stewart, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all the shares of (Common/Preferred) stock of BUTLER NATIONAL CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 11:00 AM, CST on 11/13/2012, at the Holiday Inn – Olathe 101 W. 151st Street Olathe, KS 66062, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.